Exhibit 10.4

AMENDMENT NO. 10 TO

COMMITMENT LETTER

This AMENDMENT NO. 10 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of February 23, 2005 by and between Countrywide Warehouse Lending (“Lender”), Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

RECITALS

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Term. Lender and Borrower agree to amend the Term of the Credit Agreement through April 30, 2005.

2.	Credit Off Feature. Lender and Borrower agree to delete the Credit Off Feature in its entirety and replace it with the following:

Credit Off Feature:	Additional uncommitted $1,100,000,000 through the earlier of March 8, 2005 or the settlement of the securitization transaction with CSC, and $300,000,000 thereafter, but subject to the terms and conditions of the Agreement. In order to qualify for Credit Off Feature, a loan must:

1.      Be in Tranche A or B of Schedule 1;

2.      Advance Rate shall be the lower of 100.00%; or 97.50% of mark-to-market; or 97.50% of Commitment price through March 8, 2005, thereafter, lower of 100.75%; or 97.50% of mark-to-market; or 97.50% of Commitment price;

3.      Have collateral delivered and accepted by Lender;

4.      Borrower to identify these loans in the CDR as ‘CHL Conforming’

5.      Be allocated to a security(ies) to be underwritten by Countrywide Securities Corporation (“CSC”);

6.      Borrower has provided Lender with a current whole loan market price from CSC;

7.      Borrower has provided Lender with evidence of a hedge instrument on the financed loans, in a form acceptable to Lender;

8.      Have other documents delivered to Lender or its designee as may be required by Lender;

9.      In addition, interest and all other fees will continue to accrue until the final purchase price is paid. Margin over 30 day LIBOR shall be .75%. Noncompliant and default loans are not eligible for the Credit Off Feature.

Further, with respect to loans which are allocated to a security(ies) underwritten and priced by CSC, the following conditions precedent shall also apply:

1.      Any related due diligence by CSC has been completed;

3.	Loans Allocated to a Security. Buyer and Seller agree to add a new heading titled “Additional Rights of Buyer” as follows:

Loans Allocated to a Security:	In the event any loan allocated to a security(ies) underwritten and priced by CSC is removed from such allocation for adverse investment quality for the related security, Borrower shall be required to payoff such loan from Lender’s line of credit. If Borrower fails to comply with such obligations, Lender shall not be required or deemed to have released its security interest in such loan(s) and Lender shall have the right to direct CSC to offset from the purchase proceeds from such security(ies) any amounts required to be paid by Borrower under this section.

4.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

5.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

6.	Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Blair Kenny	By:	/s/ William E. Moffatt
	Signature		Signature
Name:	Blair Kenny	Name:	William E. Moffatt
Title:	Executive Vice President / C.O.O.	Title:	Treasurer

BRAVO CREDIT CORPORATION

		By:	/s/ John Kentoulis
Signature
		Name:	John Kentoulis
		Title:	Executive Vice President

ECC CAPITAL CORPORATION

		By:	/s/ John Kohler
Signature
		Name:	John Kohler
		Title:	Executive Vice President